Long-term commitments	12 Months Ended
Dec. 31, 2021
Long-term Commitments
Long-term commitments

32	Long-term commitments
(a)	Capital commitments – Aripuanã project

At December 31, 2021, the Company had contracted USD 75,250 (December 31, 2020: 156,893) of capital expenditures for the purchase of property, plant and equipment that had not been incurred yet, mainly related to the Aripuanã project.

(b)	Projects evaluation

As part of NEXA’s activities for the execution of certain greenfield projects, the Company has agreed, with the Peruvian Government, to minimum investments levels in the Magistral Project, that if the Company does not meet by September 2024, would require additional disbursements of USD 102,900 as a penalty for the non-execution of the agreed levels.